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
                                                                                                                 Exhibit 99.2


                                                                                                                 [Exelon Logo]
                                          SITHE ASSETS


The following table shows Sithe's principal assets as of December 31, 2002:
                                                                                                                  Net
                                                                   No. of                     Dispatch         Generation
Type of Plant           Station               Location              Units        Fuel           Type          Capacity (MW)
====================== ===================== ==================  ==========  ============  ===============  ================
Merchant Plants         Batavia               New York                1           Gas        Intermediate                51
                        Massena               New York                1         Gas/Oil      Intermediate                68
                        Ogdensburg            New York                1         Gas/Oil      Intermediate                71
                        Cardinal              Canada                  1           Gas         Base-load                 157
                                                                  ----------                                 ----------------
                                                                      4                                                 347
                                                                  ----------                                 ----------------

Qualifying Facilities   Allegheny 5, 6, 8, 9  Pennsylvania            4          Hydro       Intermediate                50
                        Bypass                Idaho                   1          Hydro        Base-load                  10
                        Elk Creek             Idaho                   1          Hydro        Base-load                   2
                        Greeley               Colorado                1           Gas         Base-load                  49
                        Hazelton              Idaho                   1          Hydro        Base-load                   9
                        Independence          New York                1           Gas         Base-load                 617
                        Ivy River             North Carolina          1          Hydro        Base-load                   1
                        Kenilworth            New Jersey              1           Gas         Base-load                  26
                        Montgomery Creek      California              1          Hydro        Base-load                   3
                        Naval Station         California              1         Gas/Oil       Base-load                  47
                        Naval Training Center California              1         Gas/Oil       Base-load                  22
                        North Island          California              1         Gas/Oil       Base-load                  34
                        Oxnard                California              1           Gas         Base-load                  48
                        Rock Creek            California              1          Hydro        Base-load                   4
                        Sterling              New York                1           Gas        Intermediate                55
                                                                  ----------                                 ----------------
                                                                     18                                                 977
                                                                  ----------                                 ----------------

Under Construction      TEG 1, 2              Mexico                  2          Coke         Base-load                 228
                                                                  ----------                                 ----------------


                Total                                                24                                               1,552
                                                                  ==========                                 ================

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